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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 25, 2000 in Amendment No. 2 to the Registration Statement (Form S-1 No. 33-48766) and related Prospectus of M-tron
Industries, Inc. for the registration of 1,006,790 shares of its common stock.


                                          /s/ Ernst & Young LLP


Des Moines, Iowa
January 12, 2001